                                                                    Exhibit 10.1

16
581034.6

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE

THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"),  NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY
NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1)
A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY
APPLICABLE  STATE  SECURITIES  LAW OR (2) THE  COMPANY  RECEIVES  AN  OPINION OF
COUNSEL  TO THE  COMPANY OR  COUNSEL  TO THE  HOLDER OF SUCH  SECURITIES,  WHICH
COUNSEL  AND OPINION  ARE  REASONABLY  SATISFACTORY  TO THE  COMPANY,  THAT SUCH
SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED,  HYPOTHECATED, OR TRANSFERRED WITHOUT
AN  EFFECTIVE   REGISTRATION  STATEMENT  UNDER  THE  ACT  AND  APPLICABLE  STATE
SECURITIES LAWS.

                             Albuquerque, New Mexico

                                  April 1, 2002

     FOR VALUE RECEIVED, Americana Publishing, Inc., a Colorado corporation with offices at 303 San Mateo NE,  Suite  104A,  Albuquerque,  New Mexico  87108 (the
"Obligor"),  promises to pay to the order of and its successors and assigns (the
"Holder")  at such place as the Holder may  designate  by written  notice to the
Company,  in lawful money of the United States of America,  the sum of ($ ) (the
"Principal  Amount")  plus all  accrued and unpaid  interest on the  outstanding
Principal  Amount at the rate of twelve  percent  (12%) per annum.  The  Obligor shall pay accrued  interest on the outstanding  Principal  Amount on a quarterly basis,  commencing 90 days from the date hereof, and on payment of the Principal
Amount.  All  principal,  premiums and interest are to be paid without setoff or counterclaim as set forth below. The Obligor further agrees as follows:

Section 1.        Purchase Agreement.

     This debenture (the  "Debenture")  is being issued in connection with a 12%
Senior Secured Convertible Debenture and Warrant Purchase Agreement, dated April
1, 2002 (the "Purchase  Agreement"),  between the Obligor and certain  Investors
(as  defined  in the  Purchase  Agreement)  in  connection  with the  sale  (the
"Offering")  by the Obligor of an aggregate of $ of  Debentures  and Class A and
Class B  warrants  (collectively,  the  "Warrants")  to  purchase  shares of the
Obligor's common stock, $.001 par value per share (the "Common Stock").

Section 2.        Payments.

(a) Principal and Interest Payments. Unless this Debenture shall be converted in accordance  with the  provisions of Section 7 or redeemed  earlier in accordance with Section 2(b) hereof, the Principal Amount shall be due and payable one year from the date of this Debenture.  All quarterly  interest payments shall be made by the Obligor by wire  transfer  to an account  designated  by the  Holder,  by certified check or, at the sole discretion of the Holder, in an amount of shares of Common Stock determined by dividing such quarterly  interest  payments,  plus any  Penalty  Interest  (as  hereinafter  defined) by the  Conversion  Price (as hereinafter defined).

(b) Prepayment Penalty. At any time after the effective date of the registration statement  covering the shares of Common Stock  issuable upon the  conversion of the  Debentures  and the exercise of the Warrants upon 180 calendar days' notice to the Holder  specifying  the date on which payment is to be made,  the Obligor shall have the right to prepay this Debenture, in full, at any time in an amount equal to the product of 140% times the unpaid  Principal Amount plus all accrued but unpaid  interest,  penalty  interest as provided in Section  2(d) hereof and
Liquidated Damages (as hereinafter  defined), if any. If notice of prepayment is given as provided above,  but the Obligor fails to prepay on the date specified, the Obligor shall be liable for such an amount,  plus default  interest from the date  specified,  at the rate of 18% per annum until this  Debenture  is paid in full. Notice of prepayment having been given, this Debenture shall  nevertheless continue to be convertible until paid in full.

(c) Usury. The Obligor and the Holder intend that this Debenture comply with any applicable usury laws from time to time in effect. In furtherance  thereof,  the
Obligor and the Holder stipulate and agree that none of the items and provisions contained in this  Debenture  shall be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the highest lawful rate under applicable law.

(d) Penalty Interest. If the Obligor fails to pay any quarterly interest payment on the date such payment is due, the interest  payable on the  Principal  Amount and on all accrued and unpaid interest as of that date shall be increased to the rate of 18% per annum until all accrued interest, including Penalty Interest, is paid in  full.  Further,  in the  event  that  the  Obligor  fails  to meet  the requirements of Section 2(a) of the Registration  Rights Agreement,  the Obligor
shall pay to the  Holder a penalty  equal to two  percent  (2%) per month of the
Principal  Amount plus accrued and unpaid interest due on this Debenture for the period of time the Obligor is in default  with  respect to the  requirements  of
Section 2(a).

Section 3.        Representations, Warranties and Covenants of the Obligor.

The Obligor represents, warrants and covenants to the Holder as follows:

(a) Due Organization,  etc. The Obligor is duly incorporated,  validly existing, and in good standing under the laws of the jurisdiction of its  incorporation or organization.

(b) Authority.  The Obligor has all requisite  corporate  power and authority to own,  lease,  license  and use its  properties  and assets  and to  conduct  the business in which it is engaged.  The  Obligor has full power and  authority  to execute  and deliver  this  Debenture  and to grant the  Security  Interest  (as defined  herein) granted herein and the execution and delivery by the Obligor of this Debenture,  and the performance of its obligations hereunder, has been duly authorized by all necessary  corporate or other  action.  This  Debenture is the legal,  valid and binding  obligation of the Obligor  enforceable  against it in accordance with the terms hereof.

(c)  Qualification.  The  Obligor  is duly  licensed  or  qualified  and in good standing as a foreign corporation in each jurisdiction wherein the nature of the business  transacted  by it or the nature of the property  owned or leased by it makes such licensing or qualification necessary, the failure of which would have a material adverse effect on the business,  operations,  properties or condition
(financial or otherwise) of the Obligor.

(d)  Capitalization.  The Company's  authorized capital stock is as set forth in the Purchase Agreement.

(e) No  Dividends,  Redemptions.  The  Obligor  will not (i)  declare or pay any dividend or make any other distribution on any equity securities of the Obligor, except dividends or distributions  payable in equity  securities of the Obligor, or (ii)  purchase,  redeem or  otherwise  acquire or retire for value any equity
securities  of  the  Obligor,   if,  upon  giving   effect  to  such   dividend,
distribution,  purchase,  redemption, or other acquisition, the net worth of the
Obligor  would  be  reduced  to  less  than an  amount  equal  to the  remaining indebtedness  outstanding  under this Debenture and all other Debentures  issued pursuant to the Offering.

(f) Related  Transactions.  The  Obligor  will not,  without  the prior  written consent  of  the  Majority  Holders  (as  hereinafter  defined),  engage  in any transaction  of any kind or nature with any affiliate of the Obligor unless such transaction,  or in the case of a course of related or similar  transactions  or continuing transactions,  is or are upon terms which are fair to the Obligor, as the case may be, and which are reasonably  similar to, or more beneficial to the
Obligor  than the terms  deemed  likely to occur in  similar  transactions  with unrelated persons under the same circumstances.

(g) No Liens.  The Obligor shall not,  without the prior written  consent of the
Holders of at least a majority of the outstanding Principal Amount on all of the
Debentures issued pursuant to the Offering ("Majority  Consent") create,  incur, assume or suffer to exist (collectively, "incur") any mortgage, pledge, security interest, assignment, lien (statutory or other), claim, encumbrance of any kind, license or sublicense or security interest (collectively, "Lien") in or upon any of the  Collateral  (as  defined  herein),  except  for  (1)  liens  for  taxes, assessments or similar charges  incurred in the ordinary course of business that are not yet due and  payable;  (2)  statutory  Liens of  landlords  and Liens of carriers,  warehousemen,  mechanics,  materialmen and other Liens imposed by law incurred in the  ordinary  course of business for sums not yet  delinquent,  (3)
Liens incurred or deposits made in the ordinary course of business in connection with  workers'  compensation,  unemployment  insurance and other types of social
security,  (4)  easements,  rights-of-way,   encroachments,  leases,  royalties,
restrictions and other similar title exceptions or encumbrances provided such do not,  in the  aggregate,  materially  interfere  with the  ordinary  conduct  of business of Obligor or materially  reduce or impair the value of the real estate so encumbered, (5) Liens granted to the Holders of Debentures issued pursuant to the Offering,  (6) Liens securing any  conditional  sales  agreements,  security agreements,  equipment  leases in the nature of title  retention  agreements  or security agreements or other similar title retention  agreements entered into by
Obligor on, prior to the date hereof or after the date hereof in order to secure the  payment  of the  purchase  price  of any  equipment  purchased,  leased  or otherwise  acquired by Obligor for use in the  ordinary  course of its  business having  aggregate  cost of less  than  $25,000,  (7)  Liens  granted  to  secure indebtedness  incurred  by Obligor if the  proceeds of which are used to prepay, in-full, any Debenture issued pursuant to the Offering pursuant to the terms and conditions of Section 2(b) hereof,  which such  indebtedness  shall be senior in right of payment and preference to this Debenture ("Take-out Indebtedness"), and
(8) Liens listed on Schedule 3(p) hereof.

(h) Indebtedness. Except for the indebtedness incurred to financial institutions and other individuals  listed and described on Schedule 3(h) annexed hereto, the
Obligor  does not have any  outstanding  indebtedness  (outside of the  ordinary course of business).

(i)  Maintenance  of  Collateral.  The Obligor will maintain the  Collateral (as hereinafter defined) in good operating condition and repair.

(j) Sale or  Disposition.  The  Obligor  will  not  sell,  contract  for sale or otherwise  dispose of any of the  Collateral or any interest  therein  except as provided in paragraph (t) in this Section 3.

(k) Taxes.  The Obligor will pay promptly when due all taxes due from it, except for taxes and assessments which are being contested in good faith.

(l)  Further  Assurances.  The  Obligor  will  promptly  execute  and deliver to
____________  as agent for Holders (the  "Agent"),  such  financing  statements, certificates,  notices and other documents or instruments as may be necessary to enable the Agent to perfect or from time to time perfect,  renew or continue the
Security  Interest  granted  herein  for  the  benefit  of  the  Holders  of the
Debentures,   including,   without   limitation,   such  financing   statements,
certificates  and other  documents  as may be  necessary  to  perfect a security interest in any additional  Collateral  hereafter  acquired by the Obligor or in any replacements or proceeds thereof. The Obligor hereby authorizes the Agent to take all  action  (including,  without  limitation,  the  filing of any  Uniform
Commercial Code Financing Statements or amendments thereto without the signature of the  Obligor or the  notification  of any  account  debtor or payor) that the
Agent may deem  necessary  or  desirable  to perfect or  otherwise  protect  the
Security  Interest  described  hereunder  and to  obtain  the  benefits  of this
Debenture.

(m) No Conflict.  Except as provided on Schedule  3(m) which is annexed  hereto, the  Obligor is not in default  under any  indenture,  mortgage,  deed of trust, agreement  or other  instrument  to which it is a party or by which it or any of its assets may be bound;  and (ii) the execution and delivery of this  Debenture and compliance with the provisions hereof shall not violate any provision of law applicable  to the  Obligor;  nor  shall the same  conflict  with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Obligor,  or result in the breach of,  constitute any default under,  or conflict with the terms of any indenture, mortgage, agreement or other instrument to which the Obligor is party or by which it or any of its  assets may be bound or result in the  creation  or imposition of any Lien upon any of the  Collateral,  other than for the Security
Interest  granted  pursuant  to the  Debentures  issued in  connection  with the
Offering.

(n) Consents. No consent,  approval,  order,  authorization of, or registration, qualification or filing with, any  governmental  authority or any other party is required  on the  part of the  Obligor  in  connection  with the  execution  and delivery of this  Debenture,  the  granting  of the  Security  Interest  granted herein,  and the performance and consummation of the  transactions  contemplated hereby, other than (i) such consents that have been obtained and (ii) the filing of any  financing  statement or similar  instrument  that is required to perfect
Holder's Security Interest.

(o) Litigation. There are no suits, proceedings or investigations pending or, to the Obligor's  knowledge,  threatened,  against the Obligor which  questions the validity  of this  Debenture  or which,  individually  or in the  aggregate,  if determined adversely,  would have a material adverse effect on the Collateral or the business, operation or condition (financial or otherwise) of the Obligor.

(p) Title.  Except as  otherwise  disclosed  in Schedule  3(p) which is attached hereto, the Obligor is the sole owner of, and has good title to, the Collateral, free and clear of any Lien,  except for the Security Interest granted hereby and there is no  financing  statement  or  similar  filing now on file in any public office covering any material part of the Collateral.

(q)  Locations.  The chief  executive  office of the  Obligor  is located at the address set forth above.  All inventory and equipment held on the date hereof by the Obligor is located at the locations shown on Schedule 3(q) hereto.

(r) Use of Proceeds. The Obligor shall use the proceeds of the loan evidenced by this Debenture solely for working capital.  In no event shall any portion of the proceeds  of the  loan  evidenced  hereby  be  used  for  the  repayment  of any indebtedness of the Obligor.

(s) Ordinary Course.  While all or any portion of this Debenture is outstanding, the Obligor  shall  conduct its  operations  according to the ordinary and usual course of the business  consistent  with past practice,  to preserve  intact its present business  organization and structure,  to keep available the services of its present officers,  agents and employees, to preserve and maintain its assets and  the  goodwill  of  the  business  and to  preserve  its  relationship  with employees,  customers and others having  business  dealings with them and not to enter into,  amend,  modify,  terminate,  renew,  extend,  or waive any existing material right under any material agreements of the Obligor.

(t)  Subsequent  Transactions.  While all or any  portion of this  Debenture  is outstanding,  the  Obligor  shall  use 50% of the net  proceeds  from any of the following  transactions to reduce the outstanding Principal Amount,  accrued and unpaid interest and penalties due on the Debentures held by the Holders on a pro rata basis:

(i) one or more sales of assets of the Obligor's  assets that, in the aggregate, exceed  $25,000;  provided,  such sales shall not include  products  sold in the ordinary course of business;

(ii) funds received by the Obligor from the exercise of  outstanding  options or warrant; provided, such funds, in the aggregate, total $100,000; and

(iii) any unsecured debt raised by the Obligor.

Notwithstanding the foregoing, all secured debt raised by the Obligor subsequent to the date hereof shall be used to repay all the Principal Amount,  accrued and unpaid interest and penalties on the Debenture.

Any  reduction  in  Principal  Amount or the accrued and unpaid  interest on the
Debentures  made  pursuant to this  Section  3(t) shall be made on or before the
15th day  after  the date the  Obligor  receives  any funds  listed  above.  (u)
Reports. The Common Stock of the Obligor is registered pursuant to Section 12(g)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the
Company  has filed all reports  and other  documents  required to be filed by it
with  the  Securities  and  Exchange   Commission   pursuant  to  the  reporting
requirements of the Exchange Act. The Obligor  covenants that it shall file such reports and other  documents  required to be filed by it with the Securities and
Exchange  Commission  on a timely  basis,  and it will  provide the Holders with copies of such reports and other documents,  until such time as the later of the repayment,  in full, of all of the Principal Amount, accrued and unpaid interest and penalties  thereon,  or the sale of all of the Conversion Shares (as defined in the Purchase Agreement).

(v) Reservation of Common Stock.  There have been reserved and the Obligor shall at all times keep reserved,  out of the authorized but unissued  Common Stock of the Company free from any  preemptive  rights,  rights of first refusal or other restrictions  (other  than  pursuant  to the Act),  a number of shares of Common
Stock sufficient to provide for the rights of Holders to convert the Debentures.
The transfer agent, if any, for the Common Stock, and every subsequent  transfer agent for any Common  Stock  issuable  upon the exercise of any of the rights of conversion as set out in this  Debenture,  shall be  irrevocably  authorized and directed at all times to reserve such number of authorized Common Stock as shall be requisite for such purpose.  The Obligor shall keep a copy of this  Debenture on file with any transfer  agent for the Common Stock and with every  subsequent transfer  agent for the Common Stock issuable upon the exercise of the rights of conversion  represented  by this  Debenture.  Any transfer  agent for the Common
Stock  and  any  successor  transfer  agent  for  the  Common  Stock  is  hereby irrevocably  authorized  to  cause to be  issued  from  time to time  the  share certificates  required to honor this Debenture upon its conversion in accordance with the terms hereof.  The Obligor  shall supply any such  transfer  agent with duly executed share certificates for such purpose.

Section 4.        Security Interest.

(a) The Obligor hereby grants to the Holder a first priority  security  interest in and lien (the  "Security  Interest") on the  Collateral,  subject to superior priority of that  certain  lien  granted by Obligor to All Tex  Financial,  Inc.
which is the subject of a UCC-1 filing dated March 2, 2001, and further  subject to superior priority of any UCC-1 filings securing leases, to secure performance and  payment  of  (i)  this  Debenture,  and  (ii)  all  other  obligations  and indebtedness  of the Obligor to Holder of whatever  kind and whenever or however created or  incurred,  whether  absolute or  contingent,  matured or  unmatured, direct or indirect (all of the foregoing being the "Secured Indebtedness").  The
Security  Interest granted herein shall continue in full force and effect until, and  Holder  shall  release  the  Security  Interest  when  all of  the  Secured
Indebtedness  has been  discharged or converted  into Common Stock in accordance with the terms hereof.

(b) As used  herein,  the term  "Collateral"  shall mean and  include all of the
Obligor's right, title and interest in and to all real,  tangible and intangible property of the Obligor  whether now or  hereafter  existing,  of every kind and description,  now owned or  hereafter  acquired  and  wherever  located  and the proceeds (including any insurance  proceeds),  products and accessions of and to any thereof,  and all books and records pertaining to all of the foregoing,  all of which are and shall at all times be and remain, free and clear of any and all
Liens.

Section 5.        Events of Default.

     It shall be an event of default  ("Event of Default")  with respect to this
Debenture upon the occurrence and, where applicable,  continuation  uncured,  of any of the following events:

(a) Default in Payment, etc.

(i) A default  in the  payment of the  Principal  Amount or  quarterly  interest payment on this  Debenture,  when and as the same shall  become due and payable, either by the terms hereof or upon redemption or otherwise,  which default shall continue  uncured for a period of five (5) days after  receipt by the Obligor of written notice of such default; or

(ii) A default in the performance, or breach, of any representation, warranty or covenant  of the  Obligor  in  this  Debenture  or the  Purchase  Agreement  and continuance  of such  default or breach shall  continue  uncured for a period of five (5) days after receipt by the Obligor of written notice as to such breach.

(b) Bankruptcy, Insolvency, etc. The Obligor becoming insolvent (however defined or evidenced)  or the entry of a decree or order by a court having  jurisdiction adjudging  the Obligor  bankrupt or insolvent,  or approving a petition  seeking reorganization,  arrangement, adjustment, or composition of or in respect of the
Obligor,  under federal or other applicable  bankruptcy law, as now or hereafter constituted,  or any other applicable  federal or state bankruptcy,  insolvency, dissolution,  liquidation or other similar law, or the  commencement  by it of a voluntary or involuntary case under federal or other applicable  bankruptcy law, as now or  hereafter  constituted,  or any  other  applicable  federal  or state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the consent by it to the  institution  of  bankruptcy,  dissolution,  liquidation or insolvency  proceedings  against it, or the filing by it of a petition or answer or consent seeking  reorganization  or relief under federal or other  applicable bankruptcy  law or any other  applicable  federal,  state or other  law,  or the consent  by it to  the  filing  of  such  petition  or to the  appointment  of a receiver, liquidator,  assignee, trustee, sequestrator, or similar official for, it or of any  substantial  part  of its  property,  or  the  making  by it of an assignment  for the benefit of  creditors,  or the admission by it in writing of the  inability  to pay it debts  generally  as they become due, or the taking of corporate action by it in furtherance of any such action.

(c) Default on Other  Indebtedness.  The default in payment of  principal  of or interest on any other  indebtedness  for  borrowed  money owed by the Obligor or default in the performance or observance of the terms of any instrument pursuant to which such  indebtedness was created or secured,  the effect of which default is to cause any holder of any such  indebtedness to cause the same to become due prior to its stated  maturity  (and whether or not such default is waived by the holder thereof).

Section 6.        Remedies Upon Default.

(a)  Acceleration  and Liquidated  Damages.  Upon an Event of Default and at any
time  during  the  continuation  thereof,  the  Holder,  by notice  given to the
Obligor,  may declare the entire unpaid  Principal  Amount,  and, if applicable,
redemption  premium  or  Penalty  Interest   (collectively,   the  "Acceleration
Amount"),  of this Debenture then outstanding to be due and payable  immediately together  with  liquidated  damages  payable to the  Holder  equal to 40% of the
Acceleration Amount ("Liquidated  Damages"),  and upon any such acceleration the same shall become and be due and payable immediately,  anything herein contained to the contrary  notwithstanding.  After acceleration and until the Acceleration
Amount and all accrued and unpaid  Liquidated  Damages is paid  pursuant to this
Section 6(a), interest shall accrue on such amounts up to and including the date of the Event of Default at the rate of 18% per annum.

(b) Remedies Regarding  Security Interest in Collateral.  Upon the occurrence of any Event of Default,  the Holder,  together with Holders of at least a majority of the  Principal  Amount of  Debentures  issued  pursuant to the Offering  (the
"Majority  Holders")  shall have the following  additional  rights and remedies, provided  such rights and  remedies  shall be enforced on behalf of the Majority
Holders  solely by the Agent,  such Agent to be identified by written  notice to the Obligor:

(i) All rights and  remedies  provided by law,  including,  without  limitation, those provided by the Uniform  Commercial Code as in effect in the states of New
Mexico and Colorado from time to time (the "UCC").

(ii) The right to take  possession of the Collateral  and, in addition  thereto, the right to enter upon any premises on which the Collateral or any part thereof may be  situated,  without  notice,  and  remove the same  therefrom.  Agent may require the Obligor to make the  Collateral (to the extent the same is moveable)
available  to the  Agent  at a place  to be  designated  by the  Agent  which is reasonably  convenient  to both  parties at the  Obligor's  expense.  Unless the
Collateral  threatens to decline  speedily in value or is of a type  customarily sold on a  recognized  market,  the Agent will give the Obligor at least two (2)
days' prior written  notice at the address of the Obligor set forth above (or at such other  address or addresses as the Obligor  shall specify in writing to the
Agent) of the time and place of any  public  sale  thereof  or of the time after which any private sale or any other intended  disposition thereof is to be made.
Any such notice shall be deemed to meet any  requirement  hereunder or under any applicable law (including the UCC) that reasonable  notification be given of the time and place of such sale or other disposition.  After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery
(including   reasonable   legal  costs  and   attorneys'   fees,   expenses  and
disbursements)  and all other  reasonable  charges against the  Collateral,  the remaining  proceeds  of any such sale or  disposition  shall be  applied  to the payment of the Secured Indebtedness in such order of priority as the Agent shall determine  and any surplus  shall be returned to the Obligor or to any person or party lawfully entitled thereto. In the event the proceeds of any sale, lease or other disposition of the Collateral  hereunder is insufficient to pay all of the
Secured  Indebtedness  in full,  the Obligor will be liable for the  deficiency, together with interest thereon at the highest rate of interest  provided in this
Debenture,  and the  costs  and  expenses  of  collection  of  such  deficiency, including  (to the extent  permitted  by law),  without  limitation,  reasonable attorneys' fees, expenses and disbursements.

(c)  Proceedings and Actions.  During the  continuation of any Event of Default, the Holder may  institute  such actions and  proceedings  in law or equity as it shall deem  expedient  for the  protection  of its rights and may  prosecute and enforce its claims against all assets of the Obligor, and in connection with any such action or proceeding  shall be entitled to receive from the Obligor payment of the Principal  Amount of this Debenture plus any accrued and unpaid  interest and  penalties,  to the date of payment plus  reasonable  expenses of collection including,  without  limitation,  reasonable  attorneys' fees and expenses.  All rights and remedies  available to the Holder  pursuant to the provisions of this
Debenture,  applicable law and otherwise are  cumulative,  not exclusive and are enforceable alternatively and/or concurrently.

Section 7.        Conversion of the Debenture.

At the option of the  Holder,  all or any portion of the  outstanding  Principal
Amount,  plus all accrued and unpaid  interest and penalty  interest,  including
Liquidated Damages, on the Debenture, shall be convertible into shares of Common
Stock at the  Conversion  Price (as defined in the Purchase  Agreement).  In the event of any  reclassification,  consolidation,  merger or sale of substantially all of the Obligor assets or similar  transaction,  the Holder shall be entitled to  purchase  the kind and  number of shares of stock and other  securities  and property receivable upon such transaction as if the Holder were the owner of the
Common  Stock  issuable  hereunder  immediately  prior to any such  event at the
Conversion  Price in effect on the date of the  closing  of such  transaction  ;
provided,  however, that in no event shall the Holder be entitled to convert any portion  of this  Debenture  in excess of that  portion of this  Debenture  upon conversion  of  which  the sum of (1) the  number  of  shares  of  Common  Stock beneficially owned by the Holder and its affiliates (other than shares of Common
Stock  which may be deemed  beneficially  owned  through  the  ownership  of the unconverted  portion of this Debenture or the unexercised or unconverted portion of any other  security  of the  Borrower  (including,  without  limitation,  the warrants issued by the Borrower pursuant to the Purchase Agreement) subject to a limitation  on  conversion or exercise  analogous to the  limitations  contained herein)  and (2) the  number  of  shares  of  Common  Stock  issuable  upon  the conversion  of  the  portion  of  this  Debenture  with  respect  to  which  the determination  of this  proviso  is  being  made,  would  result  in  beneficial ownership by the Holder and its affiliates of more than 4.9% of the  outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence,  beneficial  ownership  shall be determined in accordance with Section
13(d) of the Securities Exchange Act of 1934, as amended,  and Regulations 13D-G thereunder,  except as  otherwise  provided in clause (1) of such  proviso.  The
Holder of this Debenture may waive the  limitations  set forth herein by written notice to the Company.

Section 8.        Miscellaneous.

(a) This Debenture may be altered only by prior written  agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.  This  Debenture  may not be modified by an oral  agreement,  even if supported by new consideration.

(b) Notwithstanding  anything provided herein,  Holder may assign this Debenture in  whole  or in  part  to one or more  officers  or  partners  of  Holder.  The obligations  under this Debenture may not be assigned by the Obligor without the prior Majority Consent.  The covenants,  terms and conditions  contained in this
Debenture apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(c) Upon  receipt by the  Obligor of  evidence  reasonably  satisfactory  to the
Obligor of the loss, theft,  destruction or mutilation of this Debenture, and of
indemnity  or  security  reasonably   satisfactory  to  the  Obligor,  and  upon
reimbursement to the Obligor of all reasonable expenses incidental thereto,  and upon surrender and  cancellation  of this Debenture,  if mutilated,  the Obligor will make and deliver a new  Debenture of like tenor and of the same series,  in lieu of this Debenture.

(d) This Debenture constitutes a final written expression of all of the terms of the agreement  between the parties  regarding  the subject  matter  hereof,  and supersedes all prior agreements, understandings, and representations between the parties.  If any  provision  or any word,  term,  clause,  or other  part of any provision of this Debenture  shall be invalid for any reason,  the same shall be ineffective, but the remainder of this Debenture shall not be affected and shall remain in full force and effect.

(e) This  Debenture  shall be governed by and construed in  accordance  with the laws of the State of New York  without  giving  effect to its  conflicts  of law principles.  The Obligor agrees that any dispute or  controversy  arising out of this  Debenture  shall be  adjudicated  in a court located in New York City, and hereby submits to the exclusive  jurisdiction  of the courts of the State of New
York located in New York,  New York,  and of the federal  courts in the Southern
District of New York, and  irrevocably  waives any objection it now or hereafter may have  respecting  the venue of such action or  proceeding  brought in such a court or  respecting  the fact that such  court is an  inconvenient  forum,  and consents to the service of process in any such action or  proceeding by means of registered or certified mail, return receipt requested, to the address set forth below.

(f)  All  notices,  consents,  or  other  communications  provided  for in  this
Debenture or  otherwise  required by law shall be in writing and may be given to or made upon the respective parties at the following mailing address:

                                    Holder:

                                 With a copy to:

                       Obligor:Americana Publishing, Inc.

                          303 San Mateo NE, Suite 104A

                          Albuquerque, New Mexico 87108

                          Attention: George Lovato, Jr.

     Such  addresses  may be  changed  by  notice  given  as  provided  in  this subsection.  Notices  shall be  effective  upon the date of  receipt;  provided, however,  that a notice  (other  than a notice  of a  changed  address)  sent by certified or  registered  U.S.  mail,  with postage  prepaid,  shall be presumed received no later than three (3) business days following the date of sending.

     IN WITNESS WHEREOF, the Obligor has executed this Debenture effective as of the date first set forth above.

                           AMERICANA PUBLISHING, INC.

                      By:_________________________________
                         Name:                  Title:

581034.6
                            DEBENTURE CONVERSION FORM

To:  Americana Publishing, Inc.

The undersigned irrevocably elects to convert:

                  [__]     ALL, or

                  [__]     $_____________

of the accrued and unpaid  interest and principal owed on the 12% Senior Secured
Convertible   Debenture  (the  "Debenture")   which  is  attached  hereto.   The
undersigned  requests that the  certificates  representing  the shares of common stock as to which this Debenture is being converted (the "Conversion Shares") be registered as follows and requests  Americana  Publishing,  Inc. to so cause the registration thereof:

Name:____________________________________________________________________

Social Security or Employer Identification Number:_____________________________

Address:_________________________________________________________________

Deliver to:_______________________________________________________________

Address:_________________________________________________________________

     If only a portion of the principal  amount and accrued and unpaid  interest owed on the Debenture is converted, please issue a new Debenture for the balance of the unpaid  principal  amount and  accrued  and unpaid  interest  owed on the
Debenture to the registered  holder thereof and deliver it to the undersigned at the following address:

Address:_________________________________________________________________

        _________________________________________________________________

Date:  _______________, 20 __

                       ___________________________________

                (Signature must conform to the name of the holder
            of the Debenture specified on the face of the Debenture)

                                  Schedule 3(h)

                              Existing Indebtedness
                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(m)

                             Default on Indebtedness
                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(p)

                    Liens to which the Collateral is Subject
                [To be provided by the Obligor prior to closing.]

                                  Schedule 3(q)

                       Location of Inventory and Equipment
                [To be provided by the Obligor prior to closing.]